SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 7, 2001


                           AMERICAN INFLATABLES, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     0-26943                  95-4702570
 (State or other jurisdiction       (Commission File          (I.R.S Employer
      of incorporation or               Number)             (Identification No.)
         organization)


                               947 Newhall Street
                          Costa Mesa, California 92627
               (Address of Principal Executive Offices) (Zip Code)
                                 (949) 515-1776
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS
--------------------

     The press release issued by American Inflatables, Inc. on December 7, 2001, attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 7. EXHIBITS
----------------

Exhibit No

99.1                Press Release dated December 7, 2001

                                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          AMERICAN INFLATABLES, INC.

Date: December 7, 2001                    By: /s/ Gregg Mulholland
                                          ------------------------------
                                          Gregg Mulholland
                                          President and Chief Executive Officer